UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       June 15, 2005

MID-STATE BANCSHARES

(Exact Name of registrant as specified in its charter)

California	000-23925	77-0442667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1026 East Grand Avenue, Arroyo Grande, CA		93420
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       (805) 473-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications Pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events.

On June 15, 2005, at its regular meeting of the Board of Directors of Mid-State Bancshares, the Board declared a $0.16 cents per-share quarterly dividend for all shareholders of record on June 30, 2005, payable on July 15, 2005.

The Board of Directors also authorized a stock repurchase program for up to five percent (5%) of its outstanding shares.  Based on the current number of outstanding shares, the program authorizes repurchases of up to 1,141,373 shares.

Please refer to the Press Release dated June 16, 2005 attached hereto and made a part hereof.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

99	Press Release announcing second quarter cash dividend and authorization of new Stock Repurchase Program – dated June 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:

MID-STATE BANCSHARES

Date: June 17, 2005	By:	/s/ JAMES W. LOKEY
James W. Lokey
President
Chief Executive Officer

	By:	/s/ JAMES G. STATHOS
James G. Stathos
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release announcing second quarter cash dividend and authorization of new Stock Repurchase Program – dated June 16, 2005